Exhibit 32.2

Certification of Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002(subscription (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Vialta, Inc., a Delaware corporation (the “Company”), does hereby certify, that:

      (1) the Annual Report on Form 10-K for the year ended December 31, 2004 (the “Form 10-K”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated: March 31, 2005	By:	/s/ William M. Scharninghausen
William M. Scharninghausen
Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Vilata, Inc. and will be retained by Vialta, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.